ANNUAL REPORT
                                TO SHAREHOLDERS

                                    VONTOBEL
                            INTERNATIONAL BOND FUND

                                  A SERIES of
                              Vontobel Funds, Inc.
                         a "Series" Investment Company

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996

             VONTOBEL INTERNATIONAL BOND FUND - ANNUAL REPORT 1997

Dear Shareholder:

At December 31, the fund's closing Net Asset Value stood at $10.93, and net assets totaled $26,879,905, vs. $16,243,747 at the end of 1995. For the year, the fund produced a total return of 7.6%, vs. the 5.3% return of the J.P. Morgan Government Bond Index ex-US. On December 10 the fund paid a per share distribution of $0.40 in income and $0.06 in long-term capital gains to shareholders of record as of December 9.

Continued improvement in government housekeeping in the continental European countries belonging to the European Union, combined with sluggish economic growth and mostly dormant inflation, provided an excellent backdrop for bond investors in those countries. Reawakening economic activity in the UK caused bond yields to rise throughout most of the year, only to fall back to the beginning of year level in the fourth quarter as inflationary expectations subsided. The restated commitment of European governments to meet the economic convergence criteria laid down in the Maastricht treaty gave renewed momentum to the goal of a single European currency by January 1, 1999, and resulted in further convergence of bond yields throughout the continent. Budget deficits and public indebtedness are being slashed with renewed vigor. On the other side of the globe, the Japanese bond market benefited from a slight fall in yields as the country continues its struggle to pull out of a 6-year recession.

Among the large international bond markets, due to the effects of converging bond yields in Europe, the high-yielding markets of Italy and Spain were the clear winners, producing total returns in excess of 20% in local currency. The runners-up were a group of continental European bond markets which produced returns in local currency in a range between 18.6% for Sweden and 11% for Belgium. The UK, Germany and the Netherlands generated only single-digit local currency returns, as did the Japanese market.

In the dollar bloc both the Australian and Canadian markets saw their bonds appreciate in excess of 10% in their currencies. With the exception of the Australian dollar, the Italian lira and the British pound, the US dollar appreciated against all the other trading currencies by between 7% and 10%.

In US dollar terms, the leading market was Italy with a 29.6% return followed by Australia (19.8%), the UK (18.3%), Sweden (15.1%), Spain (14%), Ireland (11.4%)
and Canada (11.3%). The ECU bond market also did well with a US dollar total return of 9.7%. By comparison, the US bond market (10-year maturities) saw a rise of 2.9% for the year.

Our investment discipline with regard to currency and market allocation, the two main determinants of international bond returns, caused us 1) to hold a significant amount of US dollar cash through the first three quarters of the year in the face of persistent strength in that currency, 2) to reduce continuously our exposure to the underperforming German bond market and 3) to avoid the Japanese market which, with a negative 5.9% US dollar return, was the world's worst-performing market. In an environment of soft economic conditions and low inflation in most markets in our investment universe, the shapes of the yield curves caused us to hold short- to intermediate-term maturities throughout most of the year. Sector and issue selection continued to focus almost exclusively on government, governmental agency and supranational agency bonds, which enjoy the highest credit ratings.

Low inflation expectations bode well for European bond markets. Forecasts of moderate economic growth will lend additional support to the realization of the European Monetary Union by boosting government revenues and soothing public sentiment toward a unified Europe. We intend to maintain our overweight to those markets which will be the most important beneficiaries of a single European currency, i.e., the Irish punt, the Italian lira, the Spanish peseta and the European Currency Unit.

Sven Rump, CFA
President
January 31, 1997

                               [GRAPH GOES HERE]

                             International Fund       JP Morgan

03/01/94                      $10,000.00              $10,000.00
12/31/94                      $10,200.00              $10,418.00
12/31/95                      $11,951.00              $12,618.00
12/31/96                      $12,848.52              $13,282.97

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1996

  PRINCIPAL                                                                                     MARKET
    AMOUNT       SECURITY DESCRIPTION                                                            VALUE
--------------   ---------------------------------------------------------------------------  -----------
                 BONDS: 94.82%
                 AUSTRALIAN DOLLAR 6.45%
     2,100,000   Queensland Treasury Corp. 8% 14 Aug 2001
                 Corporate Bond                                                               $ 1,734,750
                                                                                              -----------
                 BRITISH POUND 4.73%
       460,000   DSL Bank 9.25% 19 Aug 2002
                 Corporate Bond                                                                   841,710
                                                                                              -----------
       250,000   Tokyo Electric Power 7.125% 13 May 1998
                 Corporate Bond                                                                   428,810
                                                                                              -----------
                                                                                                1,270,520
                                                                                              -----------
                 CANADIAN DOLLAR 7.22%
     1,000,000   Government of Canada 5.75% 1 Mar 1999
                 Government Bond                                                                  749,567
     1,600,000   Government of Canada 6.5% 1 June 2004
                 Government Bond                                                                1,192,318
                                                                                              -----------
                                                                                                1,941,885
                                                                                              -----------
                 DANISH KRONE 7.56%
     6,200,000   Kingdom of Denmark 9% 15 Nov 1998
                 Government Bond                                                                1,145,308
     5,000,000   Kingdom of Denmark 7% 15 Dec 2004
                 Government Bond                                                                  885,671
                                                                                              -----------
                                                                                                2,030,979
                                                                                              -----------
                 DEUTSCHE MARK 16.99%
       900,000   Republic of Finland 7.5% 27 Jan 2000
                 Government Bond                                                                  639,732
     1,400,000   United Kingdom 7.125% 28 Oct 1997
                 Government Bond                                                                  937,731
     2,000,000   Republic of Germany 6.5% 14 Oct 2005
                 Government Bond                                                                1,364,700


  PRINCIPAL                                                                                     MARKET
    AMOUNT       SECURITY DESCRIPTION                                                            VALUE
--------------   ---------------------------------------------------------------------------  -----------
     1,000,000   Republic of Germany 7.125% 20 Dec 2002
                 Government Bond                                                                  714,388
     1,250,000   KFW International Finance 7.75% 6 Oct 2004
                 Corporate Bond                                                                   909,800
                                                                                              -----------
                                                                                                4,566,351
                                                                                              -----------
                 EUROPEAN CURRENCY 11.35%
     1,000,000   EuroFima 8.5% 4 Jun 2007
                 Supranational Entities                                                         1,442,977
       500,000   France O.A.T. 10% 26 Feb 2001
                 Government Bond                                                                  741,446
       600,000   United Kingdom 9.125% 21 Feb 2001
                 Government Bond                                                                  865,108
                                                                                              -----------
                                                                                                3,049,531
                                                                                              -----------
                 FRENCH FRANC 10.86%
     6,400,000   France Telecom 7.875% 3 Mar 2003
                 Corporate Bond                                                                 1,399,900
     5,000,000   France O.A.T. 7.25% 25 Apr 2006
                 Government Bond                                                                1,063,602
     2,000,000   Republic of Finland 9.25% 24 Sept 2001
                 Government Bond                                                                  456,102
                                                                                              -----------
                                                                                                2,919,604
                                                                                              -----------
                 IRISH PUNT 4.98%
       800,000   Republic of Ireland 6.25% 18 Oct 2004
                 Government Bond                                                                1,338,595
                                                                                              -----------
                 ITALIAN LIRA 11.48%
 1,300,000,000   LKB Bad-Wurt FIN 10.75% 14 Apr 2003
                 Corporate Bond                                                                 1,005,292
 2,000,000,000   American Int'l Group 11.7% 4 Dec 2001
                 Corporate Bond                                                                 1,567,040
   700,000,000   General Electric Capital Corp 10.375% 14 June 2000
                 Corporate Bond                                                                   512,007
                                                                                              -----------
                                                                                                3,084,339
                                                                                              -----------


  PRINCIPAL                                                                                     MARKET
    AMOUNT       SECURITY DESCRIPTION                                                            VALUE
--------------   ---------------------------------------------------------------------------  -----------
                 NETHERLAND GUILDER 5.93%
     2,400,000   Government of Netherlands 9% 15 May 2000
                 Government Bond                                                                1,595,234
                                                                                              -----------
                 SPANISH PESETA 7.27%
   190,000,000   Spanish Government 11.3% 15 Jan 2002
                 Government Bond                                                                1,787,540
    20,000,000   Spanish Government 11.45% 30 Aug 1998
                 Government Bond                                                                  167,704
                                                                                              -----------
                                                                                                1,955,244
                                                                                              -----------
                 Total Bonds:
                 (Cost: $24,245,734)                                                           25,487,032
                                                                                              -----------


  PRINCIPAL
    AMOUNT
--------------
                 SHORT TERM INVESTMENTS: 0.37%
$      100,000   Bank of Toyko-Mitsubishi, Ltd.
                 Time Deposit
                 matures 01/02/97; 4.75%                                                          100,000
                                                                                              -----------
                 SHORT TERM INVESTMENTS:
                 (Cost: $100,000)                                                                 100,000
                                                                                              -----------
                 (Cost: $24,345,734)**                                     95.19%              25,587,032
                 Other Assets, net                                          4.81%               1,291,537
                                                                         --------             -----------
                 NET ASSETS                                               100.00%             $26,878,569
                                                                         --------             -----------
                                                                         --------             -----------

 * Stated in local currencies
** Cost for Federal income tax purposes is $24,345,734 and net unrealized appreciation consists of:

                 Gross unrealized appreciation                                                $ 1,423,241
                 Gross unrealized depreciation                                                   (181,943)
                                                                                              -----------
                 Net unrealized appreciation                                                  $ 1,241,298
                                                                                              -----------
                                                                                              -----------

  SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
_______________________________________________________________

ASSETS
   Investments at value (Identified cost of $24,345,734)(Notes 1 & 3)                      $ 25,587,032
Cash (including foreign currencies)                                                             385,245
   Receivables:
      Interest                                                                  893,805
      Capital stock sold                                                          1,228         895,033
                                                                             ----------
      Other assets                                                                                1,765
      Organization expense                                                                       34,780
                                                                                           ------------
         TOTAL ASSETS                                                                        26,903,855
                                                                                           ------------
LIABILITIES
   Capital stock redeemed payable                                                   167
   Accrued expenses                                                              25,119
                                                                             ----------
         TOTAL LIABILITIES                                                                       25,286
                                                                                           ------------
NET ASSETS                                                                                 $ 26,878,569
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE OFFERING AND REDEMPTION
PRICE PER SHARE
($26,878,569/2,459,630 shares outstanding)                                                 $      10.93
                                                                                           ------------
                                                                                           ------------
At December 31, 1996 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                                         $ 25,294,547
   Accumulated gain on investments and foreign currencies                                        25,387
   Undistributed net investment income                                                          320,489
   Net unrealized appreciation of investments and foreign currencies                          1,238,146
                                                                                           ------------
NET ASSETS                                                                                 $ 26,878,569
                                                                                           ------------
                                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1996
____________________________________________________

INVESTMENT INCOME
   Income:
   Interest                                                                  $1,544,426
      Total income                                                                            1,544,426
                                                                                             ----------
Expenses:
   Investment management fees (Note 2)                                          248,402
   Organization                                                                  18,332
   Custodian fees (Note 3)                                                       77,820
   Transfer agent fees (Note 2)                                                  28,385
   Recordkeeping and administrative services (Note 2)                            52,748
   Legal and audit fees                                                          14,366
   Filing and registration fees (Note 2)                                         16,187
   Shareholder servicing and reports (Note 2)                                    13,268
   Other                                                                         28,992
                                                                             ----------
                                                                                                498,500
   Custodian fee waiver                                                                         (77,820)
   Management fee waiver                                                                        (48,630)
                                                                                             ----------
   Total expenses                                                                               372,050
                                                                                             ----------
   Net investment income                                                                      1,172,376
                                                                                             ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
   Net realized gain on investments                                                             237,036
   Net realized gain on currencies                                                               90,641
   Net change in unrealized appreciation on investments and foreign
      currencies                                                                                190,375
                                                                                             ----------
   Net gain on investments                                                                      518,052
                                                                                             ----------
   Net increase in net assets resulting from operations                                      $1,690,428
                                                                                             ----------
                                                                                             ----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
______________________________________________

                                                                             YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31,       DECEMBER 31,
                                                                                1996               1995
                                                                          ----------------   ----------------
OPERATIONS
   Net investment income                                                    $  1,172,376       $    693,927
   Net realized gain on investments and foreign currencies                       327,677             77,266
   Change in unrealized appreciation of investments and currencies               190,375          1,199,649
                                                                          ----------------   ----------------
   Net increase in net assets resulting from operations                        1,690,428          1,970,842
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                                        (944,308)          (817,314)
   ($.40 and $.55 per share, respectively)
   Realized gains on investments ($.06 per share)                               (141,645)                --
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share transactions*      10,030,347          4,855,108
                                                                          ----------------   ----------------
   Net increase in net assets                                                 10,634,822          6,008,636
   Net asset at beginning of period                                           16,243,747         10,235,111
                                                                          ----------------   ----------------
NET ASSETS at the end of the period (including undistributed net
   investment income of $320,489 and $92,421, respectively)                 $ 26,878,569       $ 16,243,747
                                                                          ----------------   ----------------
                                                                          ----------------   ----------------

 *A summary of capital share transactions follows:

                                           JANUARY 1, TO                   JANUARY 1, TO
                                         DECEMBER 31, 1996               DECEMBER 31, 1995
                                     --------------------------     ---------------------------
                                       SHARES          VALUE          SHARES           VALUE
                                     ----------     -----------     -----------     -----------
Shares sold                           1,869,911     $20,499,176         652,031     $ 6,844,265
Shares reinvested from
   distributions                         94,981       1,024,842          45,939         487,867
Shares redeemed                      (1,037,455)    (11,493,671)       (244,864)     (2,477,024)
                                     ----------     -----------     -----------     -----------
Net increase                            927,437     $10,030,347         453,106     $ 4,855,108
                                     ----------     -----------     -----------     -----------
                                     ----------     -----------     -----------     -----------

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
___________________________________

                                               JANUARY 1 TO        JANUARY 1 TO         MARCH 1* TO
                                             DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994
                                             -----------------   -----------------   -----------------
Per Share Operating Performance
Net asset value beginning of period               $ 10.60             $  9.48             $ 10.00
                                                 --------            --------            --------
Income from investment operations-
  Net investment income                              0.47                0.61                0.70
  Net realized and unrealized gain (loss)
     on investments                                  0.32                1.06               (0.50)
                                                 --------            --------            --------
Total from investment operations                     0.79                1.67                0.20
                                                 --------            --------            --------
Less distributions-
  Distributions from net investment income          (0.40)              (0.55)              (0.70)
  Distributions from realized gains on
  investments                                       (0.06)
  Distributions in excess of net investment
  income                                               --                                   (0.02)
                                                 --------            --------            --------
Total distributions                                 (0.46)              (0.55)              (0.72)
                                                 --------            --------            --------
Net asset value, end of period                    $ 10.93             $ 10.60             $  9.48
                                                 --------            --------            --------
                                                 --------            --------            --------
Total Return                                         7.51%              17.60%               1.98%
                                                 --------            --------            --------
                                                 --------            --------            --------
Ratios/Supplemental Data
Net assets, end of period(000)                    $26,879             $16,253             $10,235
Ratio to average net assets-(A)
  Expenses (B)                                       1.84%               1.76%               1.35%**
  Expense ratio-net (C)                              1.52%               1.35%               1.35%**
  Net investment income                              4.78%               5.38%               3.99%**
Portfolio turnover rate                             19.89%              18.63%              19.00%

(A) Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees that were offset by custodian fee credits, prior to 1995 custodian fee credits reduced the expense ratio.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

  * Commencement of Operations was March 1, 1994, ratios are annualized

 ** Annualized

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1996
_______________________________________________________________

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel International Bond Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in February, 1994 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a continuously managed portfolio consisting primarily of high-grade international bonds.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. DEFERRED ORGANIZATIONAL EXPENSES. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-seven (57) months.

G. DISTRIBUTION TO SHAREHOLDERS. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1996, a reimbursement of $48,630 was made. The manager had agreed to reimburse the Fund for any expense in excess of 1.35% for the first two years of operation, which began March 1, 1994.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $58,468 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $28,385 for its services for the year ended December 31, 1996.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $16,743,090 and $3,965,700 respectively. The Custodian has provided credits in the amount of $77,820 against custodian and accounting charges based on credits on cash balances of the Fund.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Vontobel Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Bond Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1996, the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Bond Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 17, 1997

INVESTMENT ADVISOR:
 Vontobel USA Inc.
      450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
 First Dominion Capital Corp.
      1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

INDEPENDENT AUDITORS:
 Tait, Weller and Baker
      Two Penn Center, Suite 700
     Philadelphia, Pennsylvania 19102-1707

TRANSFER AGENT:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

 Fund Services, Inc.
      Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

MORE INFORMATION:
For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call
 Commonwealth Shareholder Services at (800) 527-9500 Toll Free.

NASDAQ SYMBOL: VIBDX